News Release	The Procter & Gamble Company One P&G Plaza Cincinnati, OH 45202

July 28, 2025

SHAILESH JEJURIKAR ELECTED P&G PRESIDENT AND CHIEF EXECUTIVE OFFICER
JON MOELLER TO BECOME EXECUTIVE CHAIRMAN
CINCINNATI – July 28, 2025 – The Procter & Gamble Company (NYSE: PG) announced today that Shailesh Jejurikar, currently Chief Operating Officer, will succeed Jon Moeller as Procter & Gamble’s President and Chief Executive Officer, effective January 1, 2026. The Board has also nominated Mr. Jejurikar to stand for election as a Director at the annual shareholder meeting in October 2025. On January 1, 2026, Jon Moeller will become Procter & Gamble’s Executive Chairman. In this role, Mr. Moeller will lead the Board of Directors and provide advice and counsel to the CEO on Company matters.
Joe Jimenez, Lead Director of P&G’s Board, said, “We thank Jon for his strategic leadership and guidance as he has played a pivotal role in designing and implementing P&G’s integrated portfolio, superiority, productivity and organization strategy, as part of one of the most significant transformations in the Company’s history. The Company has continued to consistently deliver strong growth and value creation through Jon’s steady leadership as CEO. A strong plan is in place for sustained success and now is the time to transition to Shailesh as CEO. We are fortunate and grateful to have Jon continue as Executive Chairman.”
Mr. Jimenez expressed the Board’s confidence in Mr. Jejurikar. “Shailesh has been an integral part of P&G's leadership team with substantial contributions across multiple businesses and in both developed and developing regions, notably in Fabric Care and Home Care and most recently in P&G’s Enterprise markets. He has consistently delivered strong results in the businesses and markets he has led. Shailesh is an outstanding leader, and the Company will benefit from his ongoing leadership to build on the strong foundation he has helped create.”
Mr. Jejurikar joined P&G in 1989. He has been a member of P&G’s global leadership team since 2014, holding various senior leadership roles in categories, sectors and regions, and helped build several of P&G’s core businesses including global Fabric Care and Home Care and in regions including North America, Europe, Asia and Latin America. He has also helped lead the development of the Company’s renewed strategies and operational results in the Supply Chain, Information Technology and Global Business Services.
“I am honored to serve as P&G’s CEO,” said Mr. Jejurikar. “P&G people, our brands, and our capabilities in innovation and operational excellence fuel my confidence for a future of sustained growth and value creation.”
“It has been an honor to serve as CEO of P&G, and I am incredibly proud of the value created by the people of P&G through an integrated strategy that is being executed with excellence,” said Mr. Moeller. “I look forward to supporting Shailesh and the entire team as they continue to improve the performance and value of P&G brands and categories to win with consumers and customers around the world.”
About Procter & Gamble
P&G serves consumers around the world with one of the strongest portfolios of trusted, quality, leadership brands, including Always®, Ambi Pur®, Ariel®, Bounty®, Charmin®, Crest®, Dawn®, Downy®, Fairy®, Febreze®, Gain®, Gillette®, Head & Shoulders®, Lenor®, Olay®, Oral-B®, Pampers®, Pantene®, SK-II®, Tide®, Vicks®, and Whisper®. The P&G community includes operations in approximately 70 countries worldwide. Please visit https://www.pg.com for the latest news and information about P&G and its brands. For other P&G news, visit us at https://www.pg.com/news.
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P&G Media Contacts:
Damon Jones
(513) 983-0190
MediaRelations@shared.pg.com
P&G Investor Relations Contact:
John Chevalier
(513) 983-9974

Forward-Looking Statements
Certain statements in this release, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result" and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, except to the extent required by law.
Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, changes in global interest rates and rate differentials, currency exchange, pricing controls or tariffs; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments; (3) the ability to successfully manage uncertainties related to changing political and geopolitical conditions and potential implications such as exchange rate fluctuations, market contraction, boycotts, variability and unpredictability in trade relations, sanctions, tariffs or other trade controls; (4) the ability to manage disruptions in credit markets or to our banking partners or changes to our credit rating; (5) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to various factors, including ones outside of our control, such as natural disasters, acts of war or terrorism or disease outbreaks; (6) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials and costs of labor, transportation, energy, pension and healthcare; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy, packaging content, supply chain practices, social or environmental practices or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, contract manufacturers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third-party information and operational technology systems, networks and services and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage the demand, supply and operational challenges, as well as governmental responses or mandates, associated with a disease outbreak, including epidemics, pandemics or similar widespread public health concerns; (13) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits, evolving digital marketing and selling platform requirements and technological advances attained by, and patents granted to, competitors; (14) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company's overall business strategy and financial objectives, without impacting the delivery of base business objectives; (15) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited; (16) the ability to successfully manage current and expanding regulatory and legal requirements and matters (including, without limitation, those laws, regulations, policies and related interpretations involving product liability, product and packaging composition, manufacturing processes, intellectual property, labor and employment, antitrust, privacy, cybersecurity, data protection and data transfers, artificial intelligence, tax, the environment, due diligence, risk oversight, accounting and financial reporting) and to resolve new and pending matters within current estimates; (17) the ability to manage changes in applicable tax laws and regulations; and (18) the ability to continue delivering progress towards our environmental sustainability ambitions. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.